                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------

                                   FORM 8-K/A

                                 AMENDMENT NO. 1
                                       TO
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                                   May 1, 2000

                                PERFICIENT, INC.
               (Exact name of Registrant as specified in Charter)


         Delaware                      001-15169                 74-2853258
-------------------------             -----------              -------------
  (State or other Juris-              (Commission              (IRS Employer
diction of Incorporation)             File Number)             Identification
                                                                    No.)

        7600-B North Capital of Texas Highway
                    Suite 340
                  Austin, Texas                                 78731
     ----------------------------------------                 ----------
     (Address of Principal Executive Offices)                 (Zip Code)


       Registrant's telephone number, including area code: (512) 531-6000
                                                           --------------


                                 Not Applicable
         --------------------------------------------------------------
         (Former Name and Former Address, if Changed Since Last Report)

                                PERFICIENT, INC.

ITEM 2. ACQUISITION ON DISPOSITION OF ASSETS.

         This Form 8-K/A amends and supplements the Form 8-K dated May 1, 2000 filed with the Securities and Exchange Commission on May 16, 2000 relating to the acquisition by Perficient, Inc. ("Perficient") of Compete Inc. ("Compete") (the "Merger"). Of the 2,200,000 shares of Perficient Common Stock constituting the consideration under the merger, 196,136 of such shares are subject to options to purchase shares of common stock. Options to purchase 46,669 of such shares are exercisable at $.02 per share, while the remaining options are exercisable at $3.36 per share. This Form 8-K/A contains the information referred to in Item 7 of the form.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                  See Index to Financial Statements and Pro Forma Information below.

         (b)      PRO FORMA FINANCIAL INFORMATION.

                  See Index to Financial Statements and Pro Forma Information below.

             INDEX TO FINANCIAL STATEMENTS AND PRO FORMA INFORMATION


Unaudited Interim Financial Statements of Compete Inc.

         Statements of Operations for the Three Months Ended March 31, 1999 and
         March 31, 2000 ........................................................  F-1

         Balance Sheets as of December 31, 1999 and
         March 31, 2000 ........................................................  F-2

         Statements of Cash Flow for the Three Months Ended March 31, 1999 and
         March 31, 2000 ........................................................  F-3

         Notes to Financial Statements .........................................  F-4

Audited Financial Statements of Compete Inc.

         Report of Independent Auditors ........................................ *

         Balance Sheets ........................................................ *

         Statements of Operations .............................................. *

         Statements of Stockholders' Equity .................................... *

         Statements of Cash Flows .............................................. *

         Notes to Financial Statements ......................................... *

Pro Forma Financial Information

         Introduction to Selected Historical and Unaudited
         Pro Forma Combined Financial Data .....................................  F-6

         Unaudited Pro Forma Condensed Consolidated Balance Sheet ..............  F-7

         Notes to Unaudited Pro Forma Condensed Consolidated
         Balance Sheet .........................................................  F-8

         Unaudited Pro Forma Condensed Statements of Operations ................  F-9

         Notes to Unaudited Pro Forma Condensed Consolidated
         Statement of Operations ...............................................  F-11


* The audited, historical financial statements for the fiscal years required by Item 7 were previously filed with the Securities and Exchange Commission with Amendment No. 1 to Perficient's Current Report on Form 8-K/A filed on March 17, 2000 and are incorporated herein by reference. This information was also included in information previously filed with the Securities and Exchange Commission with Perfcient's Definitive Proxy Statement, which was filed on April 7, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                PERFICIENT, INC.


Dated:  June 22, 2000                      By: /s/ John A. Hinners
                                              _____________________
                                           Name:   John A. Hinners
                                           Title:  Chief Financial Officer

                          INTERIM FINANCIAL STATEMENTS


COMPETE, INC.
STATEMENTS OF OPERATIONS


                                                     Three Months Ended March 31,
                                               ------------------------------------------
                                                      1999                  2000
                                               -------------------   --------------------
                                                  (unaudited)            (unaudited)
STATEMENT OF OPERATIONS DATA:
Consulting revenues                                    $1,188,069             $2,223,063
Cost of consulting revenues                               752,152              1,075,844
                                               -------------------   --------------------
Gross margin                                              435,917              1,147,219

Selling, general and administrative                       442,685                747,356
Stock compensation                                              0                342,488
Intangibles amortization                                    7,500                  7,500
                                               -------------------   --------------------
Net income (loss) from operations                         (14,268)                49,875

Acquisition related expenses                                    0                228,913
Interest expense                                            7,649                 13,399
                                               -------------------   --------------------
Loss before income taxes                                  (21,917)              (192,437)

Provision (benefit) for income taxes                            0                      0
                                               -------------------   --------------------
Net loss                                                 ($21,917)             ($192,437)
                                               ===================   ====================

Net loss per share:
  Basic and diluted                                        ($0.01)                ($0.07)
                                               ===================   ====================

Shares used in computing net
   loss per share                                       2,700,000              2,634,668
                                               ===================   ====================


COMPETE, INC.
BALANCE SHEETS


                                                                            December 31, 1999      March 31, 2000
                                                                           -------------------------------------------
                                                                                                      (unaudited)
ASSETS
    Current assets:
      Cash                                                                              $43,173              $109,287
      Accounts receivable, net of allowance for doubtful accounts of                  1,149,213             1,683,457
      $19,616 as of December 31, 1999 and $39,616 as of March 31, 2000
      Other current assets                                                                    0                22,803
                                                                           -------------------------------------------
    Total current assets                                                              1,192,386             1,815,547
    Property and equipment, net                                                         245,533               240,921
    Goodwill, net                                                                        55,000                47,500
    Other noncurrent assets                                                               8,724                18,669
                                                                           -------------------------------------------
Total assets                                                                         $1,501,643            $2,122,637
                                                                           ===========================================

LIABILITIES AND STOCKHOLDERS' DEFICIT
    Liabilities
    Current liabilities:
      Accrued liabilities                                                               $72,166              $361,198
      Accrued payroll                                                                   107,694               202,190
      Deferred income tax                                                                15,230                15,230
      Deferred revenue                                                                   20,360                20,360
      Short-term borrowings                                                             400,000               512,000
      Current portion of lease obligation                                                99,757                94,920
                                                                           -------------------------------------------
    Total current liabilities                                                           715,207             1,205,898
    Lease obligation, net of current portion                                            119,515               101,267
                                                                           -------------------------------------------
    Total liabilities                                                                   834,722             1,307,165
    Stockholders' equity:
      Common Stock, no par value; 3,600,000 shares authorized;  2,634,668                20,495                20,495
      issued and outstanding at December 31, 1999 and March 31, 2000, respectively
      Less cost of 365,442 shares of common stock held in treasury                     (243,696)             (243,696)
      Additional paid-In capital                                                      4,595,413             4,595,413
      Unearned stock compensation                                                    (4,593,413)           (4,250,925)
      Retained deficit                                                                  888,122               694,185
                                                                           -------------------------------------------
    Total stockholders' equity                                                          666,921               815,472
                                                                           -------------------------------------------
Total liabilities and stockholders' equity                                           $1,501,643            $2,122,637
                                                                           ===========================================


COMPETE, INC.
STATEMENTS OF CASH FLOW


                                                               Three months ended March 31,
                                                                  1999              2000
                                                             ----------------  ----------------
OPERATING ACTIVITIES
Net loss                                                            ($21,917)        ($192,437)
Adjustments to reconcile net loss
to net cash provided by operations:
     Depreciation                                                     28,026            35,558
     Intangibles amortization                                          7,500             7,500
     Non-cash compensation                                                 0           342,488
     Changes in operating assets and liabilities
         Accounts receivable                                         (10,533)         (534,244)
         Other current assets                                         (4,688)          (22,803)
         Other noncurrent assets                                           0            (9,945)
         Accrued liabilities                                        (108,742)          289,032
         Accrued payroll                                             123,986            94,496
         Deferred revenue                                             (1,950)                0
                                                             ----------------  ----------------
Net cash provided by operating activities                             11,682             9,645

INVESTING ACTIVITIES
Purchase of property and equipment                                    (9,932)          (30,946)
                                                             ----------------  ----------------
Net cash used in investing activities                                 (9,932)          (30,946)

FINANCING ACTIVITIES
     Proceeds from issuance of debt                                  464,396         1,002,000
     Payments on debt                                               (453,100)         (890,000)
     Principle payments under capital lease obligation               (13,457)          (23,085)
     Payments of shareholder distribution                                  0            (1,500)
     Purchase of treasury stock                                      (54,133)                0
                                                             ----------------  ----------------
Net cash provided by (used in) financing activities                  (56,294)           87,415
                                                             ----------------  ----------------
Increase (decrease) in cash                                          (54,544)           66,114
Cash at beginning of period                                           84,194            43,173
                                                             ----------------  ----------------
Cash at end of period                                                $29,650          $109,287
                                                             ================  ================


                                  COMPETE, INC.

                          NOTES TO FINANCIAL STATEMENTS

1.   Basis of Presentation

     The accompanying unaudited financial statements of Compete, Inc. (the "Company"), have been prepared in accordance with generally accepted accounting principles for interim financial information. Accordingly, they do not include all of the information and notes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the three months ended March 31, 2000 may not be indicative of the result for the full fiscal year ending December 31, 2000.

2.   Use of Estimates

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

3.   Segment Information

     During 1998, the Company adopted SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information" ("SFAS No. 131"). SFAS No. 131 requires a business enterprise, based upon a management approach, to disclose financial and descriptive information about its operating segments. Operating segments are components of an enterprise about which separate financial information is available and regularly evaluated by the chief operating decision maker(s) of an enterprise. Under this definition, the Company operated as a single segment for all periods presented.

4.   Net Earnings (Loss) Per Share

     The Company computes net earnings (loss) per share in accordance with SFAS No. 128, "Earnings per Share," and SEC Staff Accounting Bulletin No. 98 ("SAB 98"). Under the provisions of SFAS No. 128 and SAB 98, basic and diluted net earnings (loss) per share is computed by dividing the earnings
(loss) available to common stockholders for the period by the weighted average number of shares of Common Stock outstanding during the period. The calculation of diluted earnings (loss) per share excludes shares that are subject to issuance if the effect is antidilutive. Shares subject to issuance include Common Stock subject to repurchase rights and shares of Common Stock issuable upon the exercise of stock options and warrants.

The following table sets forth the computation of basic and diluted loss per share for the periods:


                                                  Three Months Ended
                                             -----------------------------
                                               March 31,      March 31,
                                                 1999           2000
                                             -------------- --------------
Numerator:
     Loss from continuing
     operations-numerator for basic
     earnings per share                           ($21,917)     ($192,437)

Denominator:
     Denominator for basic earnings per
     share-weighted average shares               2,700,000      2,634,668
     Effect of dilutive securities: stock
     options                                         -----          -----
                                             -------------- --------------

     Denominator for diluted earnings per
     share-weighted average shares               2,700,000      2,634,668
                                             ============== ==============

     Basic and diluted loss per share:              ($0.01)        ($0.07)
                                             ============== ==============


5.   Recent Accounting Pronouncements

     In June 1998 and 1999, the FASB issued SFAS No. 133, "Accounting for Derivatives and Hedging Activities" and SFAS No. 137, "Accounting for Derivatives and Hedging Activities - Deferral of the Effective Date of SFAS No. 133" ("SFAS 133"), respectively. SFAS 133 is effective for all fiscal quarters beginning with the quarter ending June 30, 2000. SFAS 133 establishes accounting and reporting standards of derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. The Company will adopt SFAS 133 in its quarter ending June 30, 2000 and does not expect such adoption to have an impact on the Company's reported results of operations, financial position or cash flows.

6.   Balance Sheet Components


                                 December 31, 1999    March 31, 2000
                                ---------------------------------------
                                                       (unaudited)

Other current assets:
Undeposited funds                              $0              $22,803
                                ==================  ===================
                                               $0              $22,803
                                ==================  ===================

Other noncurrent assets:
Employee Advances                              $0               $5,600
Deposits                                    8,724               13,069
                                ==================  ===================
                                           $8,724              $18,669
                                ==================  ===================


7.  Recent Developments

         On February 16, 2000, the Company entered into an Agreement and Plan of Merger with Perficient Inc. ("Perficient"), Perficient Compete, Inc., and the shareholders of the Company. The aggregate purchase price of Compete consisted of (i) $3,500,000 in cash, (ii) $2,527,500 in promissory notes to be repaid within six months following the closing, (iii) 2,200,000 shares of common stock, of which 1,100,000 shares are subject to adjustment and (iv) the assumption of Compete, Inc.'s outstanding employee options. The Merger became effective on May 1, 2000.


                        SELECTED HISTORICAL AND UNAUDITED
                        PRO FORMA COMBINED FINANCIAL DATA

         The following unaudited pro forma data gives effect to the Merger as if all such transactions had been consummated on March 31, 2000 in the case of balance sheet data and January 1, 2000 with respect to statement of operations data. The pro forma information gives effect to the Merger under the purchase method of accounting using the assumptions and adjustments described in the accompanying notes to the pro forma combined condensed financial statements.

         The pro forma combined condensed financial statements are based on the historical financial statements of Perficient and Compete and their related notes thereto included elsewhere herein or otherwise incorporated by reference herein. These pro forma statements are presented for informational purposes only and may not necessarily be indicative of the results that actually would have occurred had the Merger been consummated at the dates indicated, nor are they necessarily indicative of future operating results or financial position.

                                 PERFICIENT INC
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              As of March 31, 2000


                                                Perficient          Compete         Adjustments            Pro Forma
                                              ----------------  ----------------  ----------------      -----------------
Assets
    Current assets:
      Cash                                         $9,615,112          $109,287                               $5,690,762
                                                                                      ($3,500,000)  (a)
                                                                                         (333,638)  (b)
                                                                                         (200,000)  (c)
      Accounts receivable, net                      1,454,992         1,683,457               ---              3,138,449
      Other assets                                     26,321            22,803               ---                 49,124
                                           ------------------------------------------------------------------------------
    Total current assets                           11,096,425         1,815,547        (4,033,638)             8,878,335
    Property and equipment                            322,448           572,550          (331,629)  (d)          563,369
    Accumulated depreciation                          (53,869)         (331,629)          331,629   (e)          (53,869)
    Goodwill                                        2,332,471            90,000        51,289,398   (f)       53,669,369
                                                                            ---           (90,000)  (g)
                                                                            ---            47,500   (h)
    Accumulated amortization                         (194,362)          (42,500)           42,500   (i)         (194,362)
    Notes receivable - officer                                              ---               ---
    Federal/State Income Tax Receivable                10,916               ---               ---                 10,916
    Other assets                                      373,700            18,669               ---                392,369
                                           ------------------------------------------------------------------------------
Total assets                                      $13,887,729        $2,122,637       $47,255,761            $63,266,127
                                           ==============================================================================

Liabilities and stockholders' equity
    Liabilities
    Current liabilities:
      Accounts payable                               $292,167          $563,388            $  ---               $855,555
      Short term borrowings                                             606,920         2,419,690   (j)        3,134,420
                                                                            ---           107,810   (k)
      Other current liabilities                       575,503            35,590               ---                611,093
                                           ------------------------------------------------------------------------------
    Total current liabilities                         867,670         1,205,898         2,527,500              4,601,068
    Capital lease obligation                                            101,267               ---                101,267
    Deferred income tax                                   ---                                 ---
                                           ------------------------------------------------------------------------------
    Total liabilities                                 867,670         1,307,165         2,527,500              4,702,335
    Stockholders' equity:
      Common Stock                                      4,065            20,495             2,200   (l)            6,283
                                                                            ---           (20,495)  (m)
                                                                            ---                18   (n)
      Treasury Stock                                                   (243,696)          243,696   (o)
      Additional paid-In capital                   15,104,648         4,595,413        45,541,514   (p)       60,646,162
                                                                            ---        (4,595,413)  (q)
      Note receivable from stockholder                                      ---
      Unearned stock compensation                    (133,000)       (4,250,925)        4,250,925   (r)         (133,000)
      Retained earnings (deficit)                  (1,955,653)          694,185          (694,185)  (s)       (1,955,653)
                                           ------------------------------------------------------------------------------
    Total stockholders' equity                     13,020,060           815,472        44,728,261             58,563,792
                                           ------------------------------------------------------------------------------
Total liabilities and stockholders' equity        $13,887,729        $2,122,637       $47,255,761            $63,266,127
                                           ==============================================================================

See notes to unaudited pro forma condensed consolidated balance sheet.

                                PERFICIENT, INC.
        NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

The following pro forma adjustments to the unaudited condensed consolidated balance sheet assume the Merger had been consummated on March 31, 2000.

The Compete, Inc. acquisition will be accounted for using the purchase method. The cost of the acquisition will be allocated to the fair value of the assets acquired as of the Effective Date, May 1, 2000, based upon valuations which are not yet complete. Accordingly, the allocations of the purchase price may change upon final analysis of the valuation.

Following are the pro forma adjustments referenced in the unaudited condensed consolidated balance sheet:


                                                                                             Compete *
                                                                                         ------------------
The estimated acquisition purchase price and preliminary allocations are as follows:
       Purchase price of acquisition                                                           $52,104,870
                                                                                         ==================

       Net equity of the Acquisition at March 31, 2000 (book value of net assets):
            Common Stock                                                                           $20,495  (m)
            Additional paid in capital                                                           4,595,413  (q)
            Note receivable from stockholder                                                           ---
            Unearned stock compensation                                                         (4,250,925) (r)
            Treasury stock                                                                        (243,696) (o)
            Retained earnings                                                                      694,185  (s)
                                                                                         ------------------
                                                                                                   815,472
       Eliminate intangible assets previously recorded by:
            Goodwill                                                                               (90,000) (g)
            Accumulated amortization                                                                42,500  (i)

       Adjustments to record assets at fair value:
            Fixed assets                                                                          (331,629) (d)
            Accumulated depreciation                                                               331,629  (e)
            Goodwill                                                                            51,289,398  (f)
                                                                                                    47,500  (h)
                                                                                         ------------------
                                                                                               $52,104,870
                                                                                         ==================
Record cash, note payable and stock for acquisitions:
       Cash                                                                                     $3,500,000  (a)
       Cash (Broker fee)                                                                           333,638  (b)
       Cash (estimated transaction costs)                                                          200,000  (c)
       Short term borrowings                                                                     2,419,690  (j)
       Imputed interest payable **                                                                 107,810  (k)
       Additional paid in capital                                                               45,541,514  (p)
       Common Stock issued to shareholders of acquisitions                                           2,200  (l)
       Common Stock issued to brokers                                                                   18  (n)
                                                                                         ------------------
                                                                                               $52,104,870
                                                                                         ==================


* The references in this column correspond to references on the Unaudited Condensed Consolidated Balance Sheet
** The note payable to Compete shareholders is non-interest bearing; interest is imputed using the Company's cost of capital (8.75% as of March 31, 2000.)

                                PERFICIENT, INC.
             UNAUDITED PRO FORMA CONDENSED STATEMENTS OF OPERATIONS
                    For the three months ended March 31, 2000


                                           Perficient, Inc.      Compete, Inc.       Adjustments           Pro Forma
                                           ------------------   ----------------   ----------------     ----------------
Statement of Operations Data:
Consulting revenues                               $1,820,689         $2,223,063              $ ---           $4,043,752
Cost of consulting revenues                          937,829          1,075,844                ---            2,013,673
                                           ------------------   ----------------   ----------------     ----------------
Gross margin                                         882,860          1,147,219                  0            2,030,079

Selling, general and administrative                1,358,440            747,356                               2,105,796
Stock compensation                                    19,000            342,488           (342,488) (a)          19,000
Intangibles amortization                             194,362              7,500          4,269,091  (b)
                                                                                            (7,500) (c)       4,463,453
                                           ------------------   ----------------   ----------------     ----------------
Income (loss) from operations                       (688,942)            49,875         (3,919,102)          (4,558,170)

Acquisition related expenses                               0           (228,913)                               (228,913)
Interest income (expense)                            110,093            (13,399)                                 96,694
Income (loss) before income taxes                   (578,849)          (192,437)        (3,919,102)          (4,690,389)

Provision (benefit) for income taxes                       0                  0                ---                    0
                                           ------------------   ----------------   ----------------     ----------------
Net Income (loss)                                  ($578,849)         ($192,437)       ($3,919,102)         ($4,690,389)
                                           ==================   ================   ================     ================

See notes to unaudited pro forma condensed consolidated statement of operations.

Supplemental Data:
Net income (loss) per share:
  Basic and diluted (1)                               ($0.15)            ($0.07)                na               ($0.79)
                                           ==================   ================   ================     ================

Shares used in computing net
   income (loss) per share (2)                     3,931,714          2,634,668                 na            5,953,617
                                           ==================   ================   ================     ================
Diluted supplemental weighted average
  shares outstanding                                   -----                 na                 na            6,925,779
                                           ==================   ================   ================     ================

Supplemental Data:
Net Income (Loss) as reported                      ($578,849)         ($192,437)       ($3,919,102)         ($4,690,389)
Non-cash and acquisition related charges             233,916            614,459          3,919,102            4,767,478
(3)
Provision (benefit) for income taxes (4)                   0                  0                  0               28,523
                                           ------------------   ----------------   ----------------     ----------------
Supplemental net income before non-cash
charges                                            ($344,933)          $422,022                 $0              $48,566
                                           ==================   ================   ================     ================
Supplemental net income before non-cash
charges per share - basic                             ($0.09)             $0.16                 na                $0.01
                                           ==================   ================   ================     ================

                                        F-9


Supplemental net income before non-cash
charges per share - diluted                            $ ---                 na                 na                $0.01
                                           ==================   ================   ================     ================


(1) The computation of net loss and diluted supplemental net loss per share excludes Perficient Common Stock issuable upon exercise of certain employee stock options, as their effect is antidilutive.

(2) Pro Forma diluted supplemental shares outstanding include estimate of 1,100,000 shares for contingent consideration issuable to certain selling shareholders under the terms of the merger agreements.

(3) Non-cash charges include stock compensation, amortization of intangible assets, including Goodwill, depreciation expense and acquisition related expenses.

(4) Supplemental net income and supplemental income per share data include a tax provision at an assumed effective rate of 37% for all periods presented.

This information is not necessarily indicative of the results we would have obtained had we owned and operated these businesses as of the beginning of the period discussed. We have based these supplemental adjustments on estimates, available information we deem appropriate.

                                PERFICIENT, INC.
   NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                    For the three months ended March 31, 2000

The accompanying Unaudited Pro Forma Condensed Consolidated Statements of Operations for the three months ended March 31, 2000 reflect the pro forma adjustments described below as if the acquisition occurred on January 1, 2000. The Unaudited Pro Forma Condensed Consolidated Statements of Operations combine the historical results of operations of Perficient with those of Compete. The statements reflect the following adjustments:



       (a) Represents elimination of Stock Compensation expense due to
       elimination of Unearned stock compensation                                                ($342,488)

       (b) Represents Goodwill amortization associated with the Compete
       Acquisition using an assumed amortization period of 3 years and using the $18.50/share price of Perficient stock on April 28, 2000, the last trading day prior to the May 1, 2000 Effective Date. The calculation of Goodwill is as follows:

            Component of purchase price for Compete, Inc.
                Cash                                                                            $3,500,000
                Note                                                                             2,527,500
                Stock (2,200,000 shares)                                                        40,700,000
                Assumption of Existing Stock Option Plan *                                       4,510,095
                Transaction Broker Fees:                                                           667,275
                Estimated acquisition costs (Legal, accounting, etc.)                              200,000
                                                                                         ------------------
            Total purchase price                                                                52,104,870

                Less: Net assets of Compete, Inc.                                                 (767,972)
                Less: Imputed interest on Note payable to Compete shareholders                    (107,810)
                                                                                         ------------------
            Total Goodwill                                                                      51,229,088
                                                                                         ------------------

            Goodwill amortization (using 3 year amortization period)                            $4,269,091
                                                                                         ==================

            * Includes the assumption of current outstanding options of Compete.
            The cost is measured by the difference in the aggregate exercise price of all unvested options and using the $18.50/share price of Perficient stock on April 28, 2000, the last trading day prior the May 1, 2000 Effective Date of the merger.

       (c) Represents reversal of Goodwill amortization expense by Compete, Inc.
       related to Goodwill eliminated by Perficient in conjunction with the acquisition:

            Reversal of Goodwill amortization expense                                              ($7,500)
                                                                                         ==================





                                        F-11